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                                                                   EXHIBIT 10.31


                          CHRYSLER MOTORS CORPORATION
                        TERM SALES AND SERVICE AGREEMENT

       Grindstaff Chevrolet, Inc. dba Grindstaff Chrysler Plymouth Dodge
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                                 (Dealer Name)

located at       2224 W. Elk Avenue              Elizabethton, TN
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                (Street)              (City)                 (State)

a(n)             Corporation                hereinafter called DEALER, and
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     (individual, corporation, partnership)

Chrysler Motors Corporation, a Delaware Corporation, hereinafter sometimes referred to as "CMC," agree as follows:

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INTRODUCTION

The purpose of the relationship established by this Term Sales and Service Agreement ("Term Agreement") is to provide a means for the sale and service of specified CMC vehicles and the sale of CMC vehicle parts and accessories in a manner that will maximize customer satisfaction and be of benefit to DEALER and CMC.

While the following provisions, each of which is material, set forth the undertakings of this relationship, the success of those undertakings rests on a recognition of the mutuality of interests of DEALER and CMC, and a spirit of understanding and cooperation by both parties in the day to day performance of their respective functions. As a result of such considerations, CMC has entered into this Term Agreement in reliance upon and has placed its trust in the personal abilities, expertise, knowledge and integrity of DEALER'S principal owners and management personnel, which CMC anticipates CMC will enable
DEALER to perform the personal services contemplated by this Term Agreement.

It is the mutual goal of this relationship to promote the sale and service of specified CMC products by maintaining and advancing their excellence and reputation by earning, holding and furthering the public regard for CMC and all CMC dealers.

DEALER acknowledges that CMC is relying upon DEALER to provide representation which conforms to the standards set forth herein and in the Additional Terms and Provisions of the Chrysler Motors Corporation Sales and Service Agreement (Terms and Provisions), which are incorporated herein by reference in Paragraph 5 of this Term Agreement.

DEALER wishes an opportunity to qualify for the standard Chrysler Motors Corporation Sales and Service Agreement for specified CMC vehicles and understands that, for this purpose, DEALER must first fulfill all of DEALER'S undertakings hereinafter described.

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1.   PRODUCTS COVERED

DEALER has the right to order and purchase from CMC and to sell at retail only those specific models of CMC vehicles, sometimes referred to as "specified CMC vehicles," listed on the Motor Vehicle Addendum,attached hereto and incorporated herein sometimes referred to as "specified CMC vehicles," by reference. CMC may change the models of CMC vehicles listed on the Motor Vehicle Addendum by furnishing DEALER a superseding Motor Vehicle Addendum. Such a superseding Motor Vehicle Addendum will not be deemed or construed to be an amendment to this Term Agreement.

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2.   DEALER'S MANAGEMENT

CMC has entered into this Term Agreement relying on the active, substantial and continuing personal participation in the management of DEALER'S organization by:

             Name                                      Position

     Steven E. Grindstaff                              President
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DEALER represents and warrants that at least one of the above named individuals will be physically present at DEALER'S facility (sometimes referred to as "Dealership Facility") during most of its operating hours and will manage all of DEALER'S business relating to the sale and service of CMC products. DEALER will not change the personnel holding the above described position(s) or the nature and extent of his/her, their management participation without the prior written approval of CMC.

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3.   DEALER'S CAPITAL STOCK OR PARTNERSHIP INTEREST

If DEALER is a corporation or partnership, DEALER warrants that the persons named below own beneficially the capital stock or partnership interest of DEALER in the percentages indicated below. DEALER warrants that there will be no change affecting more than 50% of the ownership interest of DEALER, nor will there be any other change in the ownership interest of DEALER, which may affect the managerial control of DEALER without CMC'S prior written approval.
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

                                    Voting       Non-Voting     Partnership      Active
Name                                 Stock          Stock        Interest        Yes/No

Steven E. Grindstaff                    100  %              %              %      Yes
------------------------------   ------------   ------------   ------------   ------------
                                             %              %              %
------------------------------   ------------   ------------   ------------   ------------
                                             %              %              %
------------------------------   ------------   ------------   ------------   ------------
                                             %              %              %
------------------------------   ------------   ------------   ------------   ------------
                                        100  %              %              %
              TOTAL              ------------   ------------   ------------   ------------


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4.   SALES LOCALITY

DEALER shall have the non-exclusive right, subject to the provisions of this Term Agreement, to purchase from CMC those new specified CMC vehicles, parts, accessories and other CMC products for resale at the DEALER'S facilities and location described in the Dealership Facilities and Location Addendum, attached hereto and incorporated herein by reference. DEALER will actively and effectively sell and promote the retail sale of specified CMC vehicles, vehicle parts and accessories in DEALER'S Sales Locality. As used herein, "Sales Locality" shall mean the area designated in writing to DEALER by CMC from time to time as the territory of DEALER'S responsibility for the sale of specified CMC vehicles, vehicle parts and accessories, although DEALER is free to sell said products to customers wherever they may be located. Said Sales Locality may be shared with other CMC dealers of the same line-make as CMC determines to be appropriate.

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5.   ADDITIONAL TERMS AND PROVISIONS

The additional terms and provisions set forth in the document entitled "Chrysler Motors Corporation Sales and Service Agreement Additional Terms and Provisions" marked "Form 88CMC," as may hereafter be amended from time to time, insofar as they are not inconsistent with the terms, provisions and conditions of this Term Agreement, constitute a part of this Term Agreement with the same force and effect as if set forth at length herein, and the term "this Term Agreement" includes said Additional Terms and Provisions.

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6.   FORMER AGREEMENTS, REPRESENTATIONS, WAIVERS,
     STATEMENTS, MODIFICATIONS OR AMENDMENT

This Chrysler Motors Corporation Term Agreement and other documents, (or their successors as specifically provided for herein) which are specifically incorporated herein by reference is the entire agreement between the parties relating to the purchase by DEALER of those new specified CMC vehicles, parts and accessories from CMC for resale; and it cancels and supersedes all earlier agreements, written or oral, between CMC and DEALER relating to the purchase by DEALER of specified CMC vehicles, parts and accessories, except for (a) amounts owing by CMC to DEALER, such as payments for warranty service performed and incentive programs, or (b) amounts owing by DEALER to CMC due to DEALER'S purchase from CMC of vehicles, parts, accessories and other goods or services, or (c) amounts DEALER owes to CMC as a result of other extensions of credit by CMC to DEALER. No representations or statements other than those expressly set forth herein or those set forth in the applications for this Term Agreement submitted to CMC by DEALER or DEALER'S representatives, are made or relied upon by any party hereto in entering into this Term Agreement.

No waiver, modification or change of any of the terms of this Term Agreement or change or erasure of any printed part of this Term Agreement or addition to it (except the filling in of blank spaces and lines) will be valid or binding on CMC unless approved in writing by the President or a Vice President or the National Dealer Placement Manager of Chrysler Motors Corporation.

DEALER and CMC recognize that the passage of time, changes in the industry, ways of doing business and other unforeseen circumstances may cause CMC to determine that it should amend all Chrysler Motors Corporation Sales and Service Agreements pertaining to specified CMC vehicles. Therefore, CMC will have the right to amend this Term Agreement to the extent that CMC deems advisable, provided that CMC makes the same amendment in Chrysler Motors Corporation Sales and Service Agreements pertaining to specified CMC vehicles generally. Each such amendment will be issued in a notice sent by certified mail or delivered in person to DEALER and signed by the President or a Vice President or the National Dealer Placement Manager of Chrysler Motors Corporation. Thirty-five (35) days after mailing or delivery of such notice to DEALER, this Term Agreement will be deemed amended in the manner and to the extent set forth in the notice.

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7.   ARBITRATION

Any and all disputes arising out of or in connection with the interpretation, performance or nonperformance of this Term Agreement or any and all disputes arising out of or in connection with transactions in any way related to this Term Agreement (including, but not limited to, the validity, scope and enforceability of this arbitration provision, or disputes under rights granted pursuant to the statutes of the state in which DEALER is licensed) shall be finally and completely resolved by arbitration pursuant to the arbitra-
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laws of the United States of America as codified in Title 9 of the United States
Code, Sections 1-14, under the Rules of Commercial Arbitration of the American Arbitration Association (hereinafter referred to as the "Rules") by majority vote of a panel of three arbitrators. One arbitrator will be selected by DEALER (DEALER'S arbitrator). One arbitrator will be selected by CMC (CMC'S arbitrator). These arbitrators must be selected by the respective parties within ten (10) business days of receipt by either DEALER or CMC of a written notification from the other party of a decision to arbitrate a dispute pursuant to this Term Agreement. Should either CMC or DEALER fail to select an arbitrator within said ten-day period, the party who so fails to select an arbitrator will have its arbitrator selected by the American Arbitration Association upon the application of the other party. The third arbitrator must be an individual who is familiar with business transactions and be a licensed attorney admitted to the practice of law within the United States of America, or a judge. The third arbitrator will be selected by DEALER'S and CMC'S arbitrators. If said arbitrators cannot agree on a third arbitrator within thirty (30) days from the date of the appointment of the last selected arbitrator, the either DEALER'S or CMC'S arbitrator may apply to the American Arbitration Association to appoint said third arbitrator pursuant to the criteria set forth above. The arbitration panel shall conduct the proceedings pursuant to the then existing Rules.

Notwithstanding the foregoing, to the extent any provision of the Rules conflict with any provision of this Paragraph 7, the provisions of this Paragraph 7 will be controlling.

CMC and DEALER agree to facilitate the arbitration by: (a) each party paying to the American Arbitration association one-half (1/2) of the required deposit before the proceedings commence; (b) making available to one another and to the arbitration panel, for inspection and photocopying all documents, books and records, if determined by the arbitrator to be relevant to the dispute; (c) making available to one another and to the arbitration panel personnel directly or indirectly under their control, for testimony during hearings and prehearing proceedings if determined by the arbitration panel to be relevant to the dispute; (d) conducting arbitration hearings to the greatest extent possible on consecutive business days; and (e) strictly observing the time periods established by the Rules or by the arbitration panel for the submission of evidence and of briefs.

Unless otherwise agreed to by CMC and DEALER, a stenographic record of the arbitration shall be made and a transcript thereof shall be ordered for each party, with each party paying one-half (1/2) of the total cost of such recording and transcription. The stenographer shall be state-certified, if certification is made by the state, and the party to whom it is most convenient shall be responsible for securing and notifying such stenographer of the time and place of the arbitration hearing(s).

If the arbitration provision is invoked when the dispute between the parties is either the legality of terminating Term Agreement or of adding a new CMC dealer of same line-make or relocating an existing CMC dealer or same line-make, CMC will stay the implementation of decision to terminate this Term Agreement or add such CMC dealer or approve the relocation of an existing CMC dealer of the same line-make until the decision of arbitrator has been announced, providing DEALER did not in any way attempt to avoid the obligations of Paragraph 7, in which case the decision at issue will be immediately implemented.

Except as limited hereby, the arbitration panel shall [ILLEGIBLE] all powers of law and equity, which it can lawfully assume necessary to resolve the issues in dispute including, without limiting the generality of the foregoing, making awards, compensatory damages, issuing both prohibitory and mandatory orders in the nature of injunctions, and [ILLEGIBLE] the production of documents and witnesses for arbitration discovery and/or presentation at the arbitration hearing on the merits of the case. The arbitration panel shall not have legal or equitable authority to issue a mandatory or prohibitory order which: (a) extends or effect beyond the subject matter of this Term Agreement or (b) will govern the activities of either party for a period of more than two years; nor shall the arbitration panel have authority to award punitive, consequential or any damages whatsoever beyond or in addition to the compensation damages allowed to be awarded under this Term Agreement.

The decision of the arbitration panel shall be in written form and shall include findings of fact and conclusions of [ILLEGIBLE]

It is the intent and desire of DEALER and CMC to [ILLEGIBLE] and forever renounce and reject any and all recourse litigation before any judicial or administrative forum and accept the award of the arbitration panel as final, binding, subject to no judicial or administrative [ILLEGIBLE] except on those grounds set forth in 9 USC Section 10 and judgement on the award and/or orders may be [ILLEGIBLE] any court having jurisdiction over the parties or their [ILLEGIBLE] In the final award and/or order, the arbitration panel [ILLEGIBLE] divide all costs (other than attorney fees, which [ILLEGIBLE] borne by the party incurring such fees and other than specifically provided for herein) incurred in conducting arbitration in accordance with what the arbitration panel deems just and equitable under the circumstances, [ILLEGIBLE] fees of DEALER'S arbitrator shall be paid by DEALER [ILLEGIBLE] fees of CMC'S arbitrator shall be paid by CMC.

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8.   EFFECTIVE DATE, NECESSARY CONDITIONS, TERMINATION

This Term Agreement will become effective on the [ILLEGIBLE] execution hereof and, if not previously terminated provided herein or in Paragraph 28 of said Terms [ILLEGIBLE] Provisions, will continue in effect until Jun 12 at which time this Term Agreement will terminate automatically without notice to or by either party.
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If this Term Agreement is not terminated as provided herein or in Paragraph 28 of said Terms and Provisions, and thus continues in effect for the period set forth in the immediately foregoing Paragraph, CMC, at the expiration of such period, will enter into the standard Chrysler Motors Corporation Sales and Service Agreement current at the date of said expiration, for such specified CMC vehicles with DEALER, provided that DEALER has fulfilled each and every condition set forth in subparagraphs 8(A) through 8(H) set forth below, which DEALER understands and agrees to be reasonable and necessary, and DEALER has otherwise complied with all the provisions of this Term Agreement. Furthermore, DEALER fully understands and agrees that the DEALER'S failure to meet any of the conditions set forth in subparagraphs 8(A) through 8(H) including, without limiting the generality of the foregoing, failure to meet those conditions within the time period, if any, specifically set forth in each condition, is grounds for termination of this Term Agreement upon sixty (60) days' written notification to DEALER by CMC as if failure to meet said conditions were specifically set forth under Paragraph 28 of said Terms and Provisions.

8(A) DEALER shall provide CMC regularly, on forms satisfactory to CMC, a monthly financial statement of DEALER'S vehicle business by the tenth (10th) day of the month following the month covered by each statement.









8(H) DEALER is otherwise qualified for such (a) standard CMC Sales and Service Agreement(s).

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9.   NO OBLIGATIONS ON TERMINATION

If DEALER fails to carry out fully the terms, provisions, obligations and conditions of this Term Agreement, then CMC, whether or not it has pursued other remedies, shall have no obligation to DEALER to extend this Term Agreement in whole or in part or to enter into any standard Chrysler Motors Corporation
Sales and Service Agreement with DEALER or any other obligation of any kind.

The termination or expiration of this Term Agreement in any manner shall not impose upon CMC any liability or obligations under Paragraph 30 ("Disposition of Dealer's Premises"), Paragraph 32 ("Successors to Dealer") and Paragraph 33 ("Surviving Spouse's Financial Interest") of said Terms and Provisions or any liability or obligation of any kind.

DEALER acknowledges that DEALER has read each and every term, provision and condition of this Term Agreement and that DEALER understands and accepts all such terms, provisions and conditions.

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10.  SIGNATURE

This Term Agreement becomes valid only when signed by the President or a Vice President or the National Dealer Placement Manager of Chrysler Motors Corporation and by a duly authorized officer or executive of DEALER if a corporation; or by one of the general partners of DEALER if a partnership; or by DEALER if an individual.

IN WITNESS WHEREOF, the parties hereto have signed this Term Agreement which is finally executed at Detroit, Michigan, in triplicate, on Dec 12, 1988


GRINDSTAFF CHEVROLET, INC.
DBA GRINDSTAFF CHRYSLER PLYMOUTH DODGE
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        (DEALER - Firm Name)

By: /s/ [ILLEGIBLE]
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   (Individually Duly Authorized to Sign)

                 PRESIDENT
   --------------------------------------
                 (Title)

       CHRSYLER MOTORS CORPORATION

By: /s/ MARILOU JASWICK
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    National Dealer Placement Manager
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                 (Title)